UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 18, 2019

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 18, 2019, Consolidated Edison Company of New York, Inc. (CECONY), the staff of the New York State Public Service Commission (NYSPSC) and other parties entered into a Joint Proposal for CECONY electric and gas rate plans for the three-year period January 2020 through December 2022. The Joint Proposal is subject to NYSPSC approval. The following tables contain a summary of the rate plans.

CECONY - Electric

Effective period	January 2020 - December 2022 (c)
Base rate changes (a)	Yr. 1 - $113 million Yr. 2 - $370 million Yr. 3 - $326 million
Amortizations to income of net regulatory liabilities (b)	Yr. 1 - $267 million Yr. 2 - $269 million Yr. 3 - $272 million
Other revenue sources
Retention of $75 million of annual transmission congestion revenues.

Potential earnings adjustment mechanism incentives for energy efficiency and other potential incentives of up to: Yr. 1 - $69 million; Yr. 2 - $74 million; and Yr. 3 - $79 million.

Revenue decoupling mechanism	Continuation of reconciliation of actual to authorized electric delivery revenues.
Recoverable energy costs	Continuation of current rate recovery of purchased power and fuel costs.
Negative revenue adjustments	Potential charges if certain performance targets relating to service, reliability, safety and other matters are not met: Yr. 1 - $450 million; Yr. 2 - $461 million; and Yr. 3 - $476 million.
Cost reconciliations
Continuation of reconciliation of expenses for pension and other postretirement benefits, variable-rate debt, major storms, property taxes (d), municipal infrastructure support costs (e), the impact of new laws and environmental site investigation and remediation to amounts reflected in rates. (f)

Net utility plant reconciliations
Target levels reflected in rates:
Electric average net plant target excluding advanced metering infrastructure (AMI):
Yr. 1 - $24,572 million; Yr. 2 - $25,366 million; Yr. 3 - $26,197 million
AMI: Yr. 1 - $572 million; Yr. 2 - $740 million; Yr. 3 - $806 million (g)

Average rate base	Yr. 1 - $21,660 million Yr. 2 - $22,783 million Yr. 3 - $23,926 million
Weighted average cost of capital (after-tax)	6.61 percent
Authorized return on common equity	8.80 percent
Earnings sharing	Most earnings above an annual earnings threshold of 9.3 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	4.63 percent
Common equity ratio	48 percent

(a)
Base rates reflect recovery by the company of certain costs of its energy efficiency, Reforming the Energy Vision demonstration projects, non-wire alternative projects (including the Brooklyn Queens demand management program), and off-peak electric vehicle charging programs (Yr. 1 - $206 million; Yr. 2 - $245 million; and Yr. 3 - $251 million) over a ten-year period, including the overall pre-tax rate of return on such costs.

(b)
Amounts reflect amortization of the 2018 tax savings under the Tax Cuts and Jobs Act of 2017 (TCJA) allocable to CECONY’s electric customers ($377 million) over a three-year period ($126 million annually), the protected portion of the regulatory liability for excess deferred income taxes allocable to CECONY’s electric customers ($1,663 million) over the remaining lives of the related assets ($49 million in Yr. 1, $50 million in Yr. 2, and $53 million in Yr. 3) and the unprotected portion of the net regulatory liability ($784 million) over five years ($157 million annually). Amounts also reflect amortization of the regulatory asset for deferred MTA power reliability costs ($238 million) over a 5-year period ($48 million annually).

(c)
If at the end of any semi-annual period ending June 30 and December 31, Consolidated Edison Inc.’s investments in its non-utility businesses exceed 15 percent of its total consolidated revenues, assets or cash flow, or if the ratio of holding company debt to total consolidated debt rises above 20 percent, CECONY is required to notify the NYSPSC and submit a ring-fencing plan or a demonstration why additional ring-fencing measures are not necessary.

(d)
Deferrals for property taxes are limited to 90 percent of the difference from amounts reflected in rates, subject to an annual maximum for the remaining difference of not more than a maximum number of basis points impact on return on common equity: Yr. 1 - 10.0 basis points; Yr. 2 - 7.5 basis points; and Yr. 3 - 5.0 basis points.

(e)
In general, if actual expenses for municipal infrastructure support (other than company labor) are below the amounts reflected in rates the company will defer the difference for credit to customers, and if the actual expenses are above the amount reflected in rates the company will defer for recovery from customers 80 percent of the difference subject to a maximum deferral, subject to certain exceptions, of 15 percent of the amount reflected in rates.

(f)
In addition, the NYSPSC staff has commenced a focused operations audit to investigate the income tax accounting of CECONY and other New York utilities. Any NYSPSC-ordered adjustment to CECONY’s income tax accounting will be refunded to or collected from customers, as determined by the NYSPSC.

(g)	Reconciliation of net utility plant for AMI will be done on a combined basis for electric and gas.

CECONY - Gas

Effective period	January 2020 - December 2022 (c)
Base rate changes (a)	Yr. 1 - $84 million Yr. 2 - $122 million Yr. 3 - $167 million
Amortizations to income of net regulatory liabilities (b)	Yr. 1 - $45 million Yr. 2 - $43 million Yr. 3 - $10 million
Other revenue sources
Retention of annual revenues from non-firm customers of up to $65 million and 15 percent of any such revenues above $65 million.

Potential earnings adjusted mechanism incentives for energy efficiency and other potential incentives of up to Yr. 1 - $20 million; Yr. 2 - $22 million; and Yr. 3 - $25 million.

Revenue decoupling mechanism	Continuation of reconciliation of actual to authorized gas delivery revenues, modified to be calculated based upon revenue per customer class instead of revenue per customer.
Recoverable energy costs	Continuation of current rate recovery of purchased gas costs.
Negative revenue adjustments	Potential charges if performance targets relating to service, safety and other matters are not met: Yr. 1 - $81 million; Yr. 2 - $88 million; and Yr. 3 - $96 million.
Cost reconciliations
Continuation of reconciliation of expenses for pension and other postretirement benefits, variable-rate debt, major storms, property taxes (d), municipal infrastructure support costs (e), the impact of new laws and environmental site investigation and remediation to amounts reflected in rates. (f)

Net utility plant reconciliations
Target levels reflected in rates:
Gas average net plant target excluding AMI: Yr. 1 - $8,123 million; Yr. 2 - $8,861 million; Yr. 3 - $9,600 million
AMI: Yr. 1 - $142 million; Yr. 2 - $183 million; Yr. 3 - $211 million (g)

Average rate base	Yr. 1 - $7,171 million Yr. 2 - $7,911 million Yr. 3 - $8,622 million
Weighted average cost of capital (after-tax)	6.61 percent
Authorized return on common equity	8.80 percent
Earnings sharing	Most earnings above an annual earnings threshold of 9.3 percent are to be applied to reduce regulatory assets for environmental remediation and other costs accumulated in the rate year.
Cost of long-term debt	4.63 percent
Common equity ratio	48 percent

(a)
At the NYSPSC’s option, the gas base rate increases shown above may be implemented with increases of $47 million in Yr. 1; $176 million in Yr. 2; and $170 million in Yr. 3. Base rates reflect recovery by the company of certain costs of its energy efficiency program (Yr. 1 - $30 million; Yr. 2 - $37 million; and Yr. 3 - $40 million) over a ten-year period, including the overall pre-tax rate of return on such costs.

(b)
Amounts reflect amortization of the remaining 2018 TCJA tax savings allocable to CECONY’s gas customers ($63 million) over a two-year period ($32 annually), the protected portion of the regulatory liability for excess deferred income taxes allocable to CECONY’s gas customers ($725 million) over the remaining lives of the related assets ($14 million in Yr. 1, $14 million in Yr. 2, and $12 million in Yr. 3) and the unprotected portion of the net regulatory liability $107 million) over five years ($21 million annually).

(c)-(g) See footnotes (c), (d), (e), (f) and (g) to the table under “CECONY Electric,” above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller
Date: October 18, 2019